The Royce Fund
Supplement to the Prospectus dated May 1, 2010
Royce Asia-Pacific Select Fund

         Effective December 27, 2010, Royce Asia-Pacific Select Fund (the "Fund") was liquidated pursuant to a Plan of Liquidation and Dissolution approved by the Fund's Board of Trustees.

January 4, 2011